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                         FIRST EAGLE SOGEN FUNDS, INC.

                         FIRST EAGLE SOGEN GLOBAL FUND
                        FIRST EAGLE SOGEN OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                          FIRST EAGLE SOGEN GOLD FUND

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED JUNE 11, 2002
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002

THE FOLLOWING PARAGRAPH SHALL APPEAR AFTER THE SECOND PARAGRAPH ON P.4 IN THE STATEMENT OF ADDITIONAL INFORMATION OF FIRST EAGLE SOGEN FUNDS, INC. DATED MARCH 1, 2002:

    Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. Moreover, the Funds would have to rely largely on the integrity of the private investment fund's managers as to the accuracy of any such disclosure. In addition, a Fund typically will not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds will be subject to each Fund's limitations on investments in 'illiquid securities,' as described immediately above.